UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
______________________________________

FORM 8-K
______________________________________

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 28, 2020
Commission File Number: 001-38465
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DOCUSIGN, INC.
(Exact name of registrant as specified in its charter)
______________________________________

Delaware			91-2183967
(State or Other Jurisdiction of Incorporation)			(I.R.S. Employer Identification Number)

221 Main St.	Suite 1550	San Francisco	California	94105
(Address of Principal Executive Offices)				(Zip Code)

(415) 489-4940
(Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, par value $0.0001 per share	DOCU	The Nasdaq Global Select Market
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02 Results of Operations and Financial Condition.

On September 3, 2020, DocuSign, Inc. (the “Company”) reported financial results for the three and six months ended July 31, 2020. A copy of the press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K.

The press release is being furnished and shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section or Sections 11 and 12(a)(2) of the Securities Act of 1933, as amended (the “Securities Act”). The information in this Item 2.02 and in the accompanying Exhibit 99.1 shall not be deemed incorporated by reference into any registration statement or other filing with the Securities and Exchange Commission made by the Company, whether made before or after the date of this Current Report, regardless of any general incorporation language in such filing, except as shall be expressly set forth by specific references in such filing.

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(b)
On September 3, 2020, the Company announced that its Board of Directors (the “Board”) appointed Michael Sheridan as President of International. In connection with this appointment, he will step down as the Company’s Chief Financial Officer. Mr. Sheridan’s current compensation arrangements will remain unchanged. Mr. Sheridan’s appointment is contingent and effective immediately upon the later of (i) the filing of the Company’s Quarterly Report on Form 10 Q for the quarter ended July 31, 2020 and (ii) September 8, 2020.

(c)
On August 28, 2020, the Board appointed Cynthia Gaylor, 47, to serve as the Company’s Chief Financial Officer, contingent and effective immediately upon the later of (i) the filing of the Company’s Quarterly Report on Form 10 Q for the quarter ended July 31, 2020 and (ii) September 8, 2020 (such time of appointment, the “Effective Time”). Ms. Gaylor will also succeed Mr. Sheridan as “principal financial officer” and “principal accounting officer” of the Company within the meaning of Rule 16a-1(f) under the Exchange Act as of the Effective Time. Ms. Gaylor currently serves as a member of the Board and previously served as a member of the Board’s Audit Committee. Ms. Gaylor resigned from the Audit Committee effective August 28, 2020 and has tendered her resignation as a member of the Board as of the Effective Time due to her concurrent appointment as Chief Financial Officer. Ms. Gaylor’s decision to resign as a member of the Board is not a result of any disagreement with us regarding any matter relating to our operations, policies or practices. The Board appointed Teresa Briggs to succeed Ms. Gaylor as chair of the Audit Committee effective August 28, 2020.

Ms. Gaylor has served on the Company’s Board since December 2018. Ms. Gaylor served as Senior Vice President and Chief Financial Officer of Pivotal Software, Inc., a multinational software and services company, from May 2016 to December 2019. Prior to joining Pivotal Software, Ms. Gaylor was an independent strategic advisor from November 2014 to May 2016. From June 2013 to October 2014, Ms. Gaylor was the Head of Corporate Development and an Advisor at Twitter, Inc. Prior to Twitter, Ms. Gaylor was a Managing Director at Morgan Stanley, serving in various positions in the technology investment banking group between March 2006 and May 2013. Ms. Gaylor received a B.S. degree in Economics from The Wharton School of the University of Pennsylvania.

Ms. Gaylor does not have any family relationships with any of the Company’s directors or executive officers and, since the beginning of the Company’s last fiscal year, there have been no transactions between the Company and Ms. Gaylor or any member of her immediate family that would require disclosure pursuant to Item 404(a) of Regulation S-K of the Securities Act, except for the director compensation previously disclosed in the Company’s proxy statement filed with the Securities and Exchange Commission on April 15, 2020 and the arrangements described in this Current Report on Form 8-K.

(d)
On August 28, 2020, following the recommendation of the Nominating and Corporate Governance Committee, the Board appointed James Beer to the Board to serve as a director of the Company, effective August 28, 2020. In connection with Mr. Beer’s appointment, the Board increased the authorized size of the Board to 10 members until the Effective Time of Ms. Gaylor’s resignation from the Board, whereupon the authorized size of the Board will be reduced to nine members. Mr. Beer will serve as a Class II director whose term will expire at the Company’s 2023 Annual Meeting of Stockholders, which is the next stockholder meeting at which Class II directors will be elected, and until Mr. Beer’s successor shall have been duly elected and qualified, or until Mr. Beer’s earlier death, resignation, disqualification or removal. The Board also appointed Mr. Beer to serve as a member of the Audit Committee, effective August 28, 2020. The Board determined that Mr. Beer qualifies as an independent director pursuant to the Securities Act and the listing standards of the Nasdaq Stock Market, meets the further audit committee standards required by SEC Rule 10A-3, and is an audit committee financial expert within the meaning of Item 407(d) of Regulation S-K of the Securities Act.

There is no arrangement or understanding between Mr. Beer and any other person pursuant to which Mr. Beer was selected as a director. Mr. Beer has no direct or indirect material interest in any transaction required to be disclosed pursuant to Item 404(a) of Regulation S-K of the Securities Act. Mr. Beer will receive compensation for his service as a member of the Board in accordance with the Company’s Amended and Restated Director Compensation Policy.

Mr. Beer has also entered into the Company’s standard form of indemnity agreement, which is attached as Exhibit 10.2 to the Company’s Registration Statement on Form S-1 filed with the Securities and Exchange Commission on March 28, 2018 (File No. 333-223990).

Item 7.01 Regulation FD Disclosure.

A copy of the Company’s news release announcing the leadership changes described above has been furnished as Exhibit 99.2 to this Current Report on Form 8-K.

Item 9.01  Financial Statements and Exhibits.

(d) Exhibits:

Exhibit No.	Description
99.1	Press Release dated September 3, 2020, concerning financial results
99.2	Press Release dated September 3, 2020, concerning CFO appointment
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: September 3, 2020

DOCUSIGN, INC.

By:	/s/ Michael J. Sheridan
Michael J. Sheridan
Chief Financial Officer
(Principal Accounting and Financial Officer)